SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : OCTOBER 21, 2003

                           COMMISSION FILE NO. 0-49915


                           TELEPLUS ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               NEVADA                                    90-0045023
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



            465 ST. JEAN, SUITE 601, MONTREAL, QUEBEC, CANADA H4N 2R6
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (514) 344-0778
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


      HerbalOrganics.com, Inc.7708 - 119A St., Delta, B.C., Canada V4C 6N6
-------------------------------------------------------------------------------
                            FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective October 21, 2003, the client-auditor relationship between Teleplus Enterprises, Inc., formerly HerbalOrganics.com, Inc. (the "Company") and Clyde Bailey, P.C., an independent chartered accountant ("Bailey") ceased as the former accountant was dismissed. On that date, the Company engaged Malone & Bailey, PLLC ("Malone") as its principal independent public accountant. Bailey had served as the Company's auditor since January 2003, after succeeding Mark Bailey & Co. Ltd. ("Bailey & Co."), who had served as the Company's auditor from inception on April 16, 1999 to December 31, 2002.

Malone & Bailey, PLLC is succeeding Bailey. Bailey audited the balance sheet of the Company as of December 31, 2001 and December 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from April 16, 1999 (Inception) to December 31, 2002. Bailey's report on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2002 and any later interim period up to and including the date the relationship with Bailey ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

Bailey & Co. audited the balance sheet of the Company as of December 30, 2000 and December 31, 2001 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from April 16, 1999 (Inception) to December 31, 2001. Bailey & Co.'s reports on the financial statements for the years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer or opinion and were not modified as to uncertainty, audit scope or accounting principles.

The Company previously authorized Bailey& Co. to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company requested that Bailey & Co. review the disclosure and Bailey & Co. was given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it did not agree with the statements made by the Company. Such letter was filed as an exhibit to the Report on Form 8-K filed on April 3, 2003.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bailey ceased, there have been no disagreements with Bailey on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bailey would have caused Bailey to make reference to the subject matter of the disagreement(s) in connection with its report on the Company' financial statements. Since the Company's incorporation on April 16, 1999, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Bailey to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Bailey review the disclosure and Bailey has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Malone & Bailey, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Bailey, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on April 16, 1999 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Bailey ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey, PLLC did not furnish a letter to the Commission.

c)  Exhibits:

     15.1(1)  Letter from Mark Bailey & Co. Ltd.
     15.2(*)  LETTER  FROM  CLYDE  BAILEY,  P.C.,  CHARTERED  ACCOUNTANT

* FILED HEREIN
(1) FILED AS AN EXHIBIT TO THE FORM 8-K FILED WITH THE SEC ON APRIL 3, 2003.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TELEPLUS  ENTERPRISES,  INC.

October  24,  2003
/s/  Marius  Silvasan
---------------------
Marius  Silvasan
Chief Executive Officer

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Exhibit 15.2


October 21, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of HerbalOrganics.com, Inc. dated October 17, 2003, relating to Clyde Bailey, P.C.

/s/ Clyde Bailey, P.C.
----------------------
Clyde Bailey, P.C., Certified Public Accountants
Independent  Public  Accountants

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